EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Anthony Principe, the chief financial officer of On2 Technologies, Inc. (the "Company"), hereby certifies that, to his knowledge:

      (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                By: /s/ Anthony Principe
                                                  ------------------------------
                                                  Anthony Principe
                                                  Chief Financial Officer
                                                  On2 Technologies, Inc.

August 1, 2005


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